EXHIBIT 99.1

Jim Long Chairman & CEO INX Inc. Nasdaq: INXI www.INXI.com Kaufman Brothers Ninth Annual Investor Conference September 6, 2006

Safe Harbor Statement This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements associated with words such as "anticipate," "believe," "expect," "hope," "should," "will" or other similar words are forward-looking statements. Actual events, performance or results may differ materially from those indicated due to numerous factors, many of which we have little or no control over, and some of which we may not be successful in addressing. Numerous of these factors are set forth in our 2005 annual report on Form 10-K/A, which we urge you to read. All financial results shown are for continuing operations unless otherwise noted

INX Inc. Provider of Cisco-centric IP Communications solutions to enterprise organizations Our goal is to build the premier focused, national provider of Cisco- based IP communications solutions for enterprise organizations

Investment Highlights A multi-billion dollar, high growth market/industry opportunity Aligned with Cisco, the dominant manufacturer in networking and well positioned in the IP communications market The only pure play public company focused on delivering Cisco's IP Telephony solutions to enterprise customers Solid revenue growth due to geographic expansion and market/industry growth A primary financial goal is to improve operating profit margin and grow operating profit more rapidly than revenue through

Market

Our "Market" Within the enterprise class organization space: Upgrades of and new installations of the Internet Protocol ("IP") network IP-based voice and video solutions that replace antiquated traditional phone systems Wireless networking solutions Network security solutions Network storage solutions Network-centric software applications for unified messaging and collaboration that unlock the power of a converged communications platform Remote monitoring and management of all components of an enterprise organization's IP Communications network infrastructure

Industry Evolution and Industry Leadership Cisco dominates the IP network equipment business that VoIP relies on. Cisco recently reached #1 position in worldwide enterprise voice systems, including traditional TDM systems, offering only IPT systems. Microsoft is aggressively pushing into voice applications and we believe this will accelerate adoption of voice and unified messaging applications. As the market for VoIP has evolved we have partnered with the right manufacturers to maximize our success. 1999 2000 2001 2002 2003 2004 1998 Cisco Enters the telephony market with VoIP Traditional Voice Vendors move towards VoIP 2005 2006 2006 Cisco #1 in voice and Microsoft enters the market Period of movement from "trials" to "adoption"

Early Stages Of The Initial Upgrade Cycle 78% planned to migrate to IP Telephony technology 14% were "fully deployed or upgrade was underway" 32% were "rolling out or partially deployed" 32% were "evaluating or piloting" More than half plan to increase spending Recent survey of North American enterprise organization land-line decision makers showed: Source: Forrester's Business Technographics March 2006 North American and European Enterprise Network and Telecommunications Survey Telecommunications Survey Telecommunications Survey Telecommunications Survey

Anticipated North American Enterprise Completions of Migration to IP Telephony 2007 2008 2009 2010 2011 East 0.25 0.42 0.5 0.58 0.62 MSGraph.Chart.8 MSGraph.Chart.8 Source: Forrester's Business Technographics March 2006 North American and European Enterprise Network and Telecommunications Survey

The IP Network Is Changing "For every dollar of IP Telephony products purchased, enterprise customers spend between $2 and $5 on IP network infrastructure upgrades." Voice applications and increasing complexity demand a state-of-the-art IP network Voice, video, security, storage, collaboration moving to the network is changing the importance of the network The IP network is now the most critical IT infrastructure technology for enterprise organizations Increased network complexity creates demand for expertise in design, implementation and support Increased reliance on a more complex IP network drives increased security demands and need for 24x7 reliability increased security demands and need for 24x7 reliability increased security demands and need for 24x7 reliability increased security demands and need for 24x7 reliability increased security demands and need for 24x7 reliability increased security demands and need for 24x7 reliability increased security demands and need for 24x7 reliability increased security demands and need for 24x7 reliability increased security demands and need for 24x7 reliability increased security demands and need for 24x7 reliability increased security demands and need for 24x7 reliability

Increasing IP Network Complexity Drives Our Growth Voice / Video Wireless Storage Collaboration Security Demand For INX Services IP Network Complexity

The Company

Our "Business Ready Networks" Approach to IP Network Solutions for Enterprises

NetSurant Managed Support Services A Key Differentiator Remote monitoring and managed support services: IP network IP telephony system Network security Benefits to the customer: 24x7 support Access to highly trained engineers Fixed cost over contract term Benefits to INX: Long term recurring revenue stream Ability to leverage cost - higher margins Improved customer satisfaction and loyalty A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process A key differentiator in the sales process

NetSurant Managed Support Services Recurring Service Revenue Recurring Service Revenue Recurring Service Revenue 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 Quarterly Revenue (,000) 134 180 265 318 385 449 12/31/2004 12/31/2005 YTD 2006 Contract Value 0.445 5.025 15.012 NetSurant revenues more than doubled over the past 12 months Our backlog of contracted future recurring services revenues has grown 3x YTD Backlog Revenue (thousands) (millions)

5 markets 15 months ago 10 new markets Recent Geographic Expansion A Growth Driver That Increased Expenses Houston Metairie San Antonio Austin Dallas El Paso Albuquerque Los Angeles Eugene Portland Seattle Washington Tampa New York Boise Tripled Markets Served Between May 2005 and April 2006

Long-Term Benefits Expected From Recent Investments In Strategic Initiatives New green-field branch office openings Custom IP communications products Mobile IP communications node Stealth video surveillance NetSurant managed support services offering Substantial increase in sales and engineering staffing

Staffing - Investing For Growth Engineers 34 106 212% Sales 26 70 169% Operations 16 26 63% Branch office administration 11 21 90% Corporate administration 17 18 6% Totals 104 241 132% Fifteen Month Period 3/31/05 6/30/06 % Incr. Substantial increase in engineering and sales staffing to drive revenue growth Lesser increases in administrative and operations staffing

Blue Chip Customer Base Corporate Dallas ISD Houston ISD Austin ISD Univ. of Texas Univ. of Oregon Education US Military Homeland Security National Guard Department of Justice City of Houston Texas Lottery Government Contractor

Management Jim Long - Chairman & CEO - founded company in 1982. Mark Hilz - President & COO - experience as CEO of larger public company; acquisitions experience; served on our board prior to joining management in July 2000. Brian Fontana - CFO - since January 2005; experience as CFO with larger public companies; acquisitions experience. Ex-Cisco management members: VP of Sales; VP of Federal; VP of managed services business; Austin office general manager.

Financials

2001 2002 2003 2004 2005 9.365 27.72 43.595 71.487 107.319 Attractive Revenue Growth 3-Year CAGR = 57% Dollars in millions

Financial Highlights Overall revenue growth due to: Industry growth Market share gains in existing markets Increasing the number of markets served through geographic expansion Services revenue is the most profitable revenue component and also the highest growth revenue component 103% growth in 2005 115% year-over-year growth for 1H06 Gross margin on service revenue is expected to increase as recent engineering staff additions become more fully utilized and productive Potential to leverage the somewhat fixed components of SG&A expense

Managed Support Services 1%-2% of total revenue 190% TTM growth Growing as a function of installed base Expect gross margin to improve as somewhat fixed cost is leveraged Professional Services 11%-13% of total revenue 120% TTM growth Numerous Cisco specialty certifications Expect gross margin to improve as new offices improve productivity Cisco-Centric Products 85%-88% of total revenue 30% TTM growth Minimal inventory requirements Minimal working capital investment Higher margin services revenues are growing rapidly and becoming a larger portion of total revenue Complementary Revenue Mix

Margins And Potential For Operating Leverage FY 2005 2Q06 * 2005 results exclude a one-time non-cash charge 100% 16-19% 30-35% 20-22% 14-15% 4-7% Target Revenue 100% 100% Gross Margin: Products 15.7% 19.1% Services 29.2% 23.7% Total Gross Margin 17.3% 19.7% Operating Expenses * 15.9% 18.1% Operating Income * 1.4% 1.6%

Most Recent Quarter Results Quarter Ended June 30, 2006 Dollars in thousands Revenue Products $33,322 Services 5,356 Total revenue 38,678 Gross profit margin % 19.7% vs 17.3% Gross profit 7,632 SG&A expenses 7,001 Operating profit 631 Net profit 756 Y/O/Y Increase 31% 90% 37% 71% 73% 53% N/A

Balance Sheet Highlights Cash $2.6 $4.3 12/31/05 6/30/06 A/R $24.9 $35.3 Debt $2.7 $4.6 Stockholders Equity $18.0 $20.8 Dollars in millions

Summary Mass implementation of VoIP technology by enterprises is beginning IP communications is a multi-billion dollar, growing market opportunity Cisco is the dominant manufacturer and INX is the only pure play public company focused on delivering Cisco VoIP solutions for enterprises Expect to benefit from the way the IP network is changing - more complexity and increasingly important technology Expect continued revenue growth - geographic expansion, investments in sales and engineering staff and market growth Improving mix of services revenue + maturing of newer offices + potential to leverage costs should = improving profit margin %

Jim Long Chairman & CEO INX Inc. Nasdaq: INXI www.INXI.com September 6, 2006